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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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        Date of Report (Date of Earliest Event Reported): August 9, 2002

                              BRAND SERVICES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                  735915                                  133909681
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         (Commission File Number)         (I.R.S. Employer Identification No.)


 15450 SOUTH OUTER HIGHWAY 40, #270
       CHESTERFIELD, MISSOURI                                 63017
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(Address of Principal Executive offices)                    (Zip Code)


                                 (636) 519-1000
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               (Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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ITEM 5.    OTHER EVENTS.

           On August 9, 2002, DLJ Brand Holdings, Inc., the parent corporation of Brand Services, Inc., entered into an Agreement and Plan of Merger with Brand Holdings, LLC ("Newco Holdings"), Brand Acquisition Corp. ("Merger Sub") and certain stockholders of DLJ Brand Holdings. Newco Holdings and Merger Sub are both associated with J.P. Morgan Partners LLC, the private equity affiliate of JPMorgan Chase. Pursuant to the merger agreement, it is contemplated that upon satisfaction of the conditions contained therein, Merger Sub will be merged with and into DLJ Brand Holdings, with DLJ Brand Holdings resulting as the surviving corporation. On August 12, 2002, Brand Services issued a press release in connection with the execution of the merger agreement, the full text of which is attached hereto as Exhibit 99.1, incorporated by reference herein and made a part hereof.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           99.1      --        Press Release dated August 12, 2002.









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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   BRAND SERVICES, INC.

Date: August 16, 2002              By: /s/ John M. Monter
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                                       John M. Monter
                                       President and Chief Executive Officer














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
                                  EXHIBIT INDEX

Exhibit No.
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  99.1       --        Press Release dated August 12, 2002.






















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